Exhibit 99.1

NOT FOR IMMEDIATE RELEASE

FOR WOLVERINE: Senior Vice President & Chief Financial Officer Don Grimes (616) 863-4404	FOR BLUM CAPITAL: Owen Blicksilver PR, Inc. Owen Blicksilver (516) 742-5950

FOR GOLDEN GATE CAPITAL: Sard Verbinnen & Co Nathaniel Garnick (212) 687-8080 Jenny Gore (415) 618-8750	FOR COLLECTIVE BRANDS: Executive Vice President and Chief Administrative Officer Douglas J. Treff (investors) (785) 559-5369 Mardi Larson (media) (612) 928-0202

WOLVERINE WORLDWIDE, BLUM CAPITAL AND GOLDEN GATE CAPITAL

SIGN DEFINITIVE AGREEMENT TO ACQUIRE COLLECTIVE BRANDS

Collective Brands’ Shareholders to Receive $21.75 Per Share in Cash

Topeka, KS, Rockford, MI, and San Francisco, CA, May 1, 2012 — Collective Brands, Inc. (NYSE: PSS) and a consortium comprised of Wolverine Worldwide (NYSE: WWW), Blum Capital Partners and Golden Gate Capital today announced that they have entered into a definitive agreement under which Collective Brands will be acquired for $21.75 per share in cash, or a total of approximately $2.0 billion, including the assumption of debt. The purchase price represents a 104% premium to the 30-day volume weighted average trading price prior to the August 24, 2011 announcement that Collective Brands’ Board of Directors, together with management, would conduct a review of strategic and financial alternatives.

Upon closing, which is expected to occur late in the third quarter or early in the fourth quarter of the current calendar year, Wolverine Worldwide will acquire Collective Brands’ Performance + Lifestyle Group (PLG), which includes the wholesale and retail operations of the Sperry Top-Sider®, Saucony®, Stride Rite® and Keds® brands, and will continue to operate out of Lexington, Massachusetts. PLG had revenue of more than $1 billion in the fiscal year ended January 31, 2012.

Investment firms Blum Capital and Golden Gate will jointly acquire the operations of Payless ShoeSource and Collective Licensing International (CLI), which together will operate as a standalone entity. Payless will continue to be headquartered in Topeka, Kansas and CLI in Englewood, Colorado. Payless and CLI had combined revenue of approximately $2.4 billion in the fiscal year ended January 31, 2012, operating over 4,300 Payless retail stores globally at year end.

Wolverine Worldwide, Blum Capital and Golden Gate have formed an acquisition company that is acquiring Collective Brands.

“I am pleased with the outcome of this comprehensive strategic and financial review process,” said Michael J. Massey, Chief Executive Officer of Collective Brands. “Over the course of many months, the Collective Brands’ Board of Directors, working together with management and our financial and legal advisors, evaluated a number of alternatives to further enhance shareholder value. The transaction we are announcing today, which was approved by our Board of Directors, delivers substantial, immediate value to our shareholders and is a clear reflection of the quality of our businesses. We expect that following the closing of the transaction, both Payless ShoeSource and our Performance + Lifestyle brands will be positioned for growth and success over the long term.”

“Our Company is thrilled to add these four iconic brands to our proven global platform,” said Blake W. Krueger, Wolverine Worldwide Chairman and CEO. “This transaction provides dynamic portfolio expansion and diversification, and significant additional horsepower in five of our targeted growth areas – women’s, athletic, casual, kid’s and retail. This transformational acquisition positions our business for accelerated long-term growth, both domestically and internationally, and adds to our strong model for delivering significant shareholder value.”

“We are very pleased to be acquiring one of the largest footwear retailers in the world,” said Josh Olshansky, a Managing Director at Golden Gate Capital. “Payless is exactly the type of company in which we seek to invest – a strong brand with unparalleled global scale at an important inflection point in its evolution. We look forward to having Payless join our portfolio of great retail brands, and to supporting the leadership team as they continue the successful turnaround that is already underway.”

“Having been a core investor in Collective Brands for many years, we are excited about the prospect of continuing our relationship with the Company as it moves into its next chapter, and we are very pleased to have partnered with Golden Gate and Wolverine to position these businesses for future success,” said David Chung, a Partner at Blum Capital. Doug Dossey, a Managing Partner at Blum Capital, added, “We are excited about the prospects of Payless and look forward to working with the management team to support the turnaround strategy put in place last year. At closing, Payless will be well capitalized with a strong balance sheet and have the financial flexibility to take advantage of its numerous growth opportunities both domestically and overseas.”

The transaction is subject to customary closing conditions, including clearance under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976, and the approval of the Collective Brands’ shareholders.

Perella Weinberg Partners LP is the financial advisor to Collective Brands, and Sullivan & Cromwell LLP is the Company’s outside legal counsel. Wolverine’s Worldwide’s financial advisor is Robert W. Baird and Co.; Kirkland & Ellis LLP is legal advisor to Blum Capital and Golden Gate Capital, and Barnes & Thornburg LLP is legal advisor to Wolverine Worldwide.

Wolverine World Wide received financing commitments from JP Morgan Chase Bank, N.A. and Wells Fargo Bank, National Association. Blum Capital and Golden Gate Capital received a commitment for a revolving credit facility from the Retail Finance Division of Wells Fargo Capital Finance, part of Wells Fargo & Company (NYSE: WFC).

About Collective Brands

Collective Brands, Inc. is a leader in bringing compelling lifestyle, fashion and performance brands for footwear and related accessories to consumers worldwide. Collective Brands, Inc. is the holding company for Payless ShoeSource, Collective Brands Performance + Lifestyle Group, and Collective Licensing International. Payless is dedicated to providing great value on trend-right styles of footwear and accessories for the entire family to enjoy and offers customers a range of well-recognized brands such as Dexter®, Airwalk®, Champion®, Above the Rim® and Smartfit®. The Collective Brands Performance + Lifestyle Group markets performance and lifestyle branded footwear sold primarily through wholesale and retail under well-known brand names including Sperry Top-Sider®, Saucony®, Stride Rite® and Keds®. Collective Licensing International is a leading youth lifestyle marketing and global licensing business. Information about, and links for shopping at, each of Collective Brands’ units can be found at www.collectivebrands.com.

About Wolverine Worldwide

With a commitment to service and product excellence, Wolverine World Wide, Inc. is one of the world’s leading marketers of branded casual, active lifestyle, work, outdoor sport and uniform footwear and apparel. The Company’s portfolio of highly recognized brands includes: Merrell®, Hush Puppies®, Wolverine®, Sebago®, Cushe®, Chaco®, Bates®, HYTEST®, and Soft Style®. The Company also is the global footwear licensee of popular brands including CAT®, Harley-Davidson® and Patagonia®. The Company’s products are carried by leading retailers in the U.S. and globally in more than 190 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

About Blum Capital Partners

Blum Capital Partners is a San Francisco-based public strategic block and private investment firm with approximately $2 billion of equity capital under management. Blum Capital Partners was founded in 1975 and has invested in a wide variety of businesses, including through multiple going-private transactions. Throughout its history, Blum has demonstrated its expertise in proactively identifying attractive businesses to own, determining the most favorable ways to invest in those businesses across the public/private spectrum and helping to drive value creation as an active, engaged partner to management teams.

About Golden Gate Capital

Golden Gate Capital is a San Francisco-based private investment firm with approximately $12 billion of capital under management. The principals of Golden Gate have a long and successful history of investing across a wide range of industries and transaction types, including going-privates, corporate divestitures, and recapitalizations, as well as debt and public equity investments. Golden Gate is one of the most active investors in leading brands in the retail and restaurant sectors. Representative investments include California Pizza Kitchen, Eddie Bauer, J.Jill, Pacific Sunwear, Express, Zales, Romano’s Macaroni Grill, and On the Border Mexican Grill. For additional information, visit www.goldengatecap.com.

Collective Brands, Inc. — Cautionary Statement Regarding Forward-Looking Statements

This communication contains assumptions, expectations, projections, intentions or beliefs by Collective Brands, Inc. about future events that are intended as “forward-looking statements”. All statements included or incorporated by reference by Collective Brands, Inc. in this communication, other than statements that are historical facts, are forward-looking statements. The words “believe”, “expected”, “should” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are estimates and projections reflecting Collective Brands’ management’s reasonable judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to forward-looking statements, Collective Brands’ management has made assumptions regarding, among other things, customer spending patterns, weather, pricing, operating costs, the timing of various events and the economic and regulatory environment. A variety of factors could cause actual results and experience to differ materially from the anticipated results or expectations expressed in forward-looking statements. These risks and uncertainties that may affect the operations, performance, and results of Collective Brands’ business include, but are not limited to:

(i) the impact of competition and pricing; (ii) changes in consumer preferences and spending patterns; (iii) general economic, business and social conditions in the countries where Collective Brands sources products, supplies or has or intends to open stores; (iv) changes in weather patterns; (v) the inability to renew material leases, licenses, or contracts upon their expiration; (vi) the ability to identify and negotiate leases for new locations on acceptable terms or to terminate unwanted leases on acceptable terms; (vii) the financial condition of suppliers; (viii) changes in existing or potential duties, tariffs or quotas, and the application thereof; (ix) changes in relationships between the U.S. and foreign countries as well as between foreign countries; (x) economic and political instability in foreign countries, or restrictive actions by the governments of foreign countries in which suppliers and manufacturers from whom Collective Brands’ sources are located or in which Collective Brands does business; (xi) changes in trade, intellectual property, customs and/or tax laws; (xii) fluctuations in currency exchange rates, (e.g. yuan, Canadian dollar, euro); (xiii) the ability to hire, train and retain associates; (xiv) performance of other parties in strategic alliances; (xv) outcomes of intellectual property, employment litigation, and class actions; (xvi) the ability to comply with local laws in foreign countries; (xvii) Collective Brands’ ability to maintain and upgrade information systems; (xviii) threats or acts of terrorism or war; (xix) strikes, work stoppages and/or slowdowns by unions that play a significant role in the manufacture, distribution or sale of product; (xx) changes in commodity prices such as oil; (xxi) uncertainties associated with the proposed sale of Collective Brands to an entity controlled by Blum Strategic Partners IV, L.P., Golden Gate Capital Opportunity Fund, L.P. and Wolverine Worldwide Inc., including uncertainties relating to the anticipated timing of filings and approvals relating to the proposed Merger and the sale by Parent of the Collective Brands Performance + Lifestyle Group business to Wolverine Worldwide, the expected timing of completion of the proposed Merger, the satisfaction of the conditions to the consummation of the proposed Merger and the Carveout Transaction, including financing conditions, the ability to complete the proposed Merger and the impact of the pending transaction on Collective Brands’ businesses, employees, customers and suppliers; and (xxii) other risks referenced from time to time in filings of Collective Brands with the Securities and Exchange Commission, including Collective Brands’ annual report on Form 10-K for the year ended January 29, 2011 in Part I, Item 1A, “Risk Factors”.

Collective Brands believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this communication. Any or all of Collective Brands’ forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond Collective Brands’ control.

Additional Information and Where to Find It

In connection with the Merger, Collective Brands will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of Collective Brands. BEFORE MAKING ANY VOTING DECISION, COLLECTIVE BRANDS’ STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Collective Brands’ stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Collective Brands’ stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Collective Brands, Inc., 3231 Southeast Sixth Avenue, Topeka, Kansas 66607, telephone: (785) 233-5171, or from Collective Brands’ website, http://www.collectivebrands.com.

Participants in Solicitation

Collective Brands and its directors and officers may be deemed to be participants in the solicitation of proxies from Collective Brands’ stockholders with respect to the Merger. Information about Collective Brands’ directors and executive officers and their ownership of Collective Brands; common stock is set forth in the proxy statement for Collective Brands’ 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2012. Stockholders may obtain additional information regarding the interests of Collective Brands and its directors and executive officers in the Merger, which may be different than those of Collective Brands’ stockholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

Wolverine Worldwide, Inc. — Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements by Wolverine Worldwide, including statements regarding growth of Wolverine Worldwide’s business generally and in specific product categories as well as in its consumer direct business. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “plans,” “predicts,” “projects,” “is likely,” “expects,” “intends,” “should,” “will,” variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Risk Factors include, among others: the possibility that the Performance + Lifestyle Group acquisition does not close, including, but not limited to, due to the failure to obtain governmental approval; the Company’s ability to realize the benefits of the Performance + Lifestyle Group acquisition on a timely basis or at all; the Company’s ability to combine its businesses and the Performance + Lifestyle Group successfully or in a timely and cost-efficient manner; failure to obtain any required financing on favorable terms; the degree of business disruption relating to the Performance + Lifestyle Group acquisition; the Company’s ability to successfully develop its brands and businesses; changes in duty structures in countries of import and export including anti-dumping measures and trade defense actions; changes in consumer preferences or spending patterns; cancellation of orders for future delivery, or the failure of the Department of Defense to exercise future purchase options, award new contracts or the cancellation of existing contracts by the Department of Defense or other military purchasers; changes in planned customer demand, re-orders or at-once orders; the availability and pricing of footwear manufacturing capacity; reliance on foreign sourcing; failure of international licensees and distributors to meet sales goals or to make timely payments on amounts owed; disruption of technology systems; regulatory or other changes affecting the supply or price of materials used in manufacturing; the availability of power, labor and resources in key foreign sourcing countries, including China; the impact of competition and pricing; the impact of changes in the value of foreign currencies; the development of new initiatives; the risks of doing business in developing countries, and politically or economically volatile areas; retail buying patterns; consolidation in the retail sector; changes in economic and market conditions; acts and effects of war and terrorism; weather; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. Other Risk Factors exist, and new Risk Factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend or clarify forward-looking statements.

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